UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 29, 2006

                      BLOODHOUND SEARCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     -------
                 (State or Other Jurisdiction of Incorporation)

               000-29553                               88-0492640
        (Commission File Number)             (IRS Employer Identification No.)

                       19901 Southwest Freeway, Suite 114
                              Sugar Land, TX 77479
               (Address of Principal Executive Offices, Zip Code)

                                 (281) 207-5436
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Section 3 - Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities

On March 31, 2006, Bloodhound Search Technologies, Inc. (the "Registrant") issued 600,000 restricted shares of its common stock to Robert Horn, who is a director and the Chief Financial Officer and Secretary of the Registrant. Such shares were issued in consideration for services to the Registrant by Mr. Campbell as director and officer. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated by the Securities and Exchange Commission.

Section 5 - Corporate Governance and Management

Item  5.02  Departure  of  Directors  or  Principal   Officers;   Election  of
Directors; Appointment of Principal Officers.

The disclosure set forth above under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 5.02.

On March 29, 2006, Carol Allen resigned from her positions as a director and as Secretary and Treasurer of the Board of Directors of the Registrant.

On March 30, 2006, the Board of Directors of the Registrant appointed Robert Horn as a director and as Chief Financial Officer and Secretary of the Registrant, to serve until his respective successors are elected and qualified. On March 31, 2006, Mr. Horn was issued 600,000 restricted shares of the Registrant's common stock in consideration for his services to the Registrant in his capacities as a director and officer of the Corporation. Set forth below is a brief description of Mr. Horn's business experience for the past five years.

Since November 5, 2004, Mr. Horn has been Chief Financial Officer and Director of Unicorn Restaurants, Inc. Since September 2004, he has served as Chief Financial Officer and founder of Deployed Medical Solutions, Inc., formerly U.S. Heartscan, Inc., a Houston based company. Since December 2000, Mr. Horn has served as President of The Public Group, Inc. a business consulting form. From January 2000 to July 2000, Mr. Horn was employed by ebaseOne Corporation, as a consultant for various financially related matters. From December 1998 to January 2000, Mr. Horn was employed as the Chief Financial Officer of ebaseOne. From June 1994 to November 1998, Mr. Horn was employed as Chief Financial Officer of NSE Technologies, Inc. Mr. Horn graduated from Arizona State University in 1964 with a degree in Business Administration and has completed graduate work at the University of Colorado in money and banking. Mr. Horn is a charter member of the Christ Chapel Bible Church in Richmond, Texas, a prison ministry Christian mentor in the Texas Department of Corrections system, and a member of the Walden Men's Club.


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

Mr. Horn does not have any family relationships with any of the directors or executive officers of the Registrant. There were no transactions during the last two years, or any proposed transactions, to which the Registrant was or is to be a party, in which Mr. Horn had or is to have a direct or indirect material interest.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BLOODHOUND SEARCH TECHNOLOGIES, INC.


                              By:    /s/ David Campbell
                                     -----------------------------
                              Name:  David Campbell
                              Title: Chief Executive Officer


Date:  March 31, 2006